================================================================================

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 1998


                                  CALTON, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEW JERSEY                    1-8846                22-2433361
----------------------------    -----------------------  -----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation                                      Identification Number)


                                 500 CRAIG ROAD
                           MANALAPAN, NEW JERSEY 07726
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (732) 780-1800

================================================================================

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On December 31, 1998, Calton, Inc. ("Calton" or the "Company") announced that it had completed the previously announced sale of Calton Homes, Inc. ("Calton Homes"), its wholly owned single family homebuilding subsidiary, to Centex Real Estate Corporation ("CREC"), the homebuilding subsidiary of Centex Corporation (NYSE:CTX), one of the nation's largest homebuilders (the "Sale Transaction"). The purchase price for the stock of Calton Homes, which was paid in cash at closing, was $48.1 million, subject to a $5.2 million holdback, and is subject to certain post closing adjustments. Calton has entered into an agreement to provide consulting services to an affiliate of CREC over a three year period for $1.3 million per year.

The shareholders of Calton, Inc. approved the sale of the stock of Calton Homes, Calton's primary operating subsidiary, to CREC at a special meeting held at the Company's headquarters on December 30, 1998.

After giving effect to the Sale Transaction, the Company has net assets, excluding the $5.2 million holdback of approximately $43.5 million, consisting almost exclusively of cash and cash equivalents.

Following the sale, Calton will remain a public company and pursue a strategy described in the proxy statement issued to its shareholders in connection with the sale of Calton Homes. The overall strategy involves the initiation of a significant stock repurchase program, shifting the Company's business focus to providing various services to participants in the homebuilding industry, including equity and debt financing, financial advisory services and consulting services and investing in, acquiring or combining with one or more operating businesses within or outside of the homebuilding industry. If within the next 18 months, the Company has not redeployed a substantial portion of the sale proceeds, or developed a plan to redeploy a substantial portion of the proceeds within a reasonable timeframe, the Company will be liquidated and dissolved.

Upon completion of the Sale Transaction, substantially all of the employees of Calton and Calton Homes continued their employment with Calton Homes. The current officers of Calton are Anthony J. Caldarone, Chairman, President and Chief Executive Officer, David J. Coppola, Vice President and Treasurer, and Mary Magee, Secretary. Each of the Company's directors continued to serve on the Board.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

      (a) Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial information gives effect to (i) the Sale Transaction; (ii) the sale of the Company's homebuilding assets in Florida which was effected as of November 30, 1997 and
(iii) the winddown of the Company's homebuilding assets in California, Chicago and Pennsylvania as if such transactions had occurred on August 31, 1998 for balance sheet data and December 1, 1994 for statement of operations data. These pro forma financial statements are presented for illustrative purposes only, and are not necessarily indicative of the operating results and financial position that might have been achieved had the transactions described above occurred on the dates indicated, nor are they necessarily indicative of operating results and financial position which may occur in the future.

The condensed consolidated historical statements of operations data for the periods presented are derived from the historical financial statements of the Company. These pro forma statements should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1997 and quarterly report on Form 10-Q for the nine month period ended August 31, 1998. The historical financial statements as of and for the nine months ended August 31, 1998 have been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinion of the Company's management, include all adjustments necessary for a fair presentation of information for such periods.

                                  CALTON, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                              AS OF AUGUST 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                  Historical     Impact of Sale
                                 (unaudited)     Transaction (1)  Pro Forma
                            -----------------    ---------------  ---------
ASSETS

Cash and cash equivalents .......  $  2,496       $ 40,873 (2)   $ 40,956
                                                    (2,413)
Receivables .....................     5,485         (4,589)         6,123
                                                     5,227 (3)
Inventories .....................    71,899        (71,899)          --
Commercial land .................       252           --              252
Deferred financing fees .........     2,293         (2,293)          --
Prepaids and other assets .......     1,454           (932)           522
                                   --------       --------       --------
TOTAL ASSETS ....................  $ 83,879       $(36,026)      $ 47,853
                                   ========       ========       ========

LIABILITIES & EQUITY

LIABILITIES
Purchase money mortgages ........  $  2,649       $ (2,649)      $   --
Revolving credit agreement ......    25,000        (25,000)          --
Warrants ........................      (122)          --             (122)
                                   --------       --------       --------
Total debt ......................    27,527        (27,649)          (122)
Accounts payable and accrued
  liabilities ...................    22,441        (20,579)         1,862
                                   --------       --------       --------
Total liabilities ...............    49,968        (48,228)         1,740
                                   --------       --------       --------
EQUITY
Common stock ....................       267           --              267
Paid in capital .................    27,318          5,125         32,443
Retained earnings ...............     6,326          7,077         13,403
                                   --------       --------       --------
     Total equity ...............    33,911         12,202         46,113
                                   --------       --------       --------
TOTAL LIABILITIES & EQUITY ......  $ 83,879       $(36,026)      $ 47,853
                                   ========       ========       ========

Fully Diluted Book Value
  Per Share .....................  $   1.18(5)(6)                $   1.59(5)(6)
                                   ========                      ========
----------

NOTES:

(1) Bracketed amounts reflect the historical balances of Calton Homes, Inc. included in the sale.

(2) Net cash received at closing resulting from $48.1 million in gross proceeds less $2.0 million of estimated closing costs and a $5,227,000 holdback.

(3)   Holdback amount.

(4) The pro forma net gain as if the closing of the transaction occurred on August 31, 1998 is approximately $7.1 million after a $5.1 million book tax provision. The expected net gain upon closing the transaction is approximately $5.0 million after a $3.6 million book tax provision that is charged to Paid-in-Capital due to the recognition of the net operating loss carryforward.

(5) Based upon 26,755,000 shares outstanding as of September 30, 1998 and the assumed exercise of a total of approximately 3,100,000 options and warrants and assumed proceeds upon exercise of all options and warrants of $1,326,000.

(6) Subsequent to August 31, 1998, the Company repurchased an aggregate of 1,028,000 shares of Common Stock and options to acquire 685,000 shares of Common Stock held by a former employee were acquired and cancelled, thus reducing the dilutive effect of these options. If such transactions had been effected at August 31, 1998, the fully diluted book value per share would have been $1.19 (historical) and $1.63 (pro forma).

      THE PRO FORMA FINANCIAL INFORMATION SET FORTH ABOVE WAS PREPARED IN ACCORDANCE WITH THE APPLICABLE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT INTENDED TO REFLECT A PROJECTION OF FUTURE RESULTS SUBSEQUENT TO THE CLOSING OF THE SALE TRANSACTION.

                                  CALTON, INC.

                    UNAUDITED PROFORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS

                    FOR THE NINE MONTHS ENDED AUGUST 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                       Historical   Impact of Sale    Pro forma
                                      (unaudited)    Transaction     Results (1)
                                      -----------   --------------   -----------
Revenues ...........................    $51,764       $(45,932)      $ 5,832(2)

Costs and Expenses
  Cost of revenues .................     43,552        (38,064)        5,488(2)
  Selling, general &
    administrative .................      6,557         (5,082)(4)     1,475(3)
                                        -------       --------       -------
                                         50,109        (43,146)        6,963
                                        -------       --------       -------

Income (loss) from operations ......      1,655         (2,786)       (1,131)

Other charges (credits)
 Interest expense, net .............       675           (627)           48
 Other income ......................       --             --            --
                                        -------       --------       -------

Income (loss) before income
  taxes ............................        980         (2,159)       (1,179)
Provision (benefit) in lieu of
  income taxes .....................        411           (993)         (582)
                                        -------       --------       -------
Net income (loss) ..................    $   569       $ (1,166)      $  (597)
                                        =======       ========       =======

Basic and diluted net income
  (loss) per share .................    $   .02                      $  (.02)
                                        =======                      =======
Basic weighted average shares
  outstanding ......................     26,689                       26,689
                                        =======                      =======
Diluted weighted average shares
  outstanding ......................     27,780
                                        =======
----------

NOTES:

(1) Excludes impact of $1.3 million per annum consulting agreement and impact of the return on investment of the remaining capital for the ongoing business.

(2) Reflects the sale of four parcels of commercial land included in the historical financial statements.

(3) The Company estimates that the selling, general and administrative expense level for the ongoing business will be approximately $1.2 million per annum.

(4)  Excludes allocation of corporate (Calton, Inc.) overhead.

THE PRO FORMA FINANCIAL INFORMATION SET FORTH ABOVE WAS PREPARED IN ACCORDANCE WITH THE APPLICABLE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT INTENDED TO REFLECT A PROJECTION OF FUTURE RESULTS SUBSEQUENT TO THE CLOSING OF THE SALE TRANSACTION.

                                                   CALTON, INC.

                                     UNAUDITED PROFORMA CONDENSED CONSOLIDATED
                                              STATEMENT OF OPERATIONS

                                     FOR THE NINE MONTHS ENDED AUGUST 31, 1997
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          Impact of       Impact of      Impact of
                                           Historical        Sale        Florida Sale     Chicago       Pro forma
                                           (unaudited)    Transaction    Transaction      Winddown      Results (1)
                                           -----------    -----------    -----------     ----------     -----------
Revenues ................................   $ 75,241       $(47,129)      $(27,267)       $   (820)       $     25
                                            --------       --------       --------        --------        --------
Costs and Expenses
  Cost of revenues ......................     65,684        (41,596)       (23,319)           (921)           (152)
  Selling, general & administrative .....     10,580         (5,009)(3)     (3,690)(3)         (75)(3)       1,806(2)
  Impairment of assets ..................        350           (350)          --              --              --
                                            --------       --------       --------        --------        --------
                                              76,614        (46,955)       (27,009)           (996)          1,654
                                            --------       --------       --------        --------        --------

Income (loss) from operations ...........     (1,373)          (174)          (258)            176          (1,629)

Other charges (credits)
  Interest expense, net .................      1,086           (598)          (247)           (218)             23
  Other income ..........................       (871)          --             --              --              (871)
                                            --------       --------       --------        --------        --------

Income (loss) before income taxes .......     (1,588)           424            (11)            394            (781)
Provision (benefit) in lieu of
  of income taxes .......................       (794)           128             (7)            256            (417)
                                            --------       --------       --------        --------        --------
Net income (loss) .......................   $   (794)      $    296       $     (4)       $    138        $   (364)
                                            ========       ========       ========        ========        ========

Basic and diluted net income
  (loss) per share ......................   $   (.03)                                                     $   (.01)
                                            ========                                                      ========
Basis weighted average shares
  outstanding ...........................     26,554                                                        26,554
                                            ========                                                      ========
Diluted weighted average
    shares outstanding ..................     26,661
                                            ========
--------------

NOTES:

(1)  Excludes impact of $1.3 million per annum consulting agreement and impact of the return on investment of the remaining capital for the ongoing business.

(2)  The Company estimates that the selling, general and administrative expense level for the ongoing business will be approximately $1.2 million per annum.

(3)  Excludes allocation of corporate (Calton, Inc.) overhead.

THE PRO FORMA FINANCIAL INFORMATION SET FORTH ABOVE WAS PREPARED IN ACCORDANCE WITH THE APPLICABLE RULES AND
REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT INTENDED TO REFLECT A PROJECTION OF FUTURE RESULTS
SUBSEQUENT TO THE CLOSING OF THE SALE TRANSACTION.



                                                   CALTON, INC.

                                     UNAUDITED PROFORMA CONDENSED CONSOLIDATED
                                              STATEMENT OF OPERATIONS

                                    FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          Impact of       Impact of      Impact of
                                           Historical        Sale        Florida Sale     Chicago       Pro forma
                                           (unaudited)    Transaction    Transaction      Winddown      Results (1)
                                           -----------    -----------    -----------     ----------     -----------
Revenues ................................   $ 126,588     $ (69,455)      $ (56,283)      $    (820)      $      30
                                            ---------     ---------       ---------       ---------       ---------
Costs and Expenses
  Cost of revenues ......................     110,419       (59,759)        (49,958)           (921)           (219)
  Selling, general & administrative .....      14,928        (7,324)(3)      (5,133)(3)         (75)(3)       2,396(2)
  Impairment of assets ..................         750          (350)           (100)           --               300
                                            ---------     ---------       ---------       ---------       ---------
                                              126,097       (67,433)        (55,191)           (996)          2,477
                                            ---------     ---------       ---------       ---------       ---------

Income from operations ..................         491        (2,022)         (1,092)            176          (2,447)

Other charges (credits)
  Interest expense, net .................       1,264          (697)           (308)           (218)             41
  Other income ..........................      (1,096)         --              --              --            (1,096)(4)
                                            ---------     ---------       ---------       ---------       ---------

Income before income taxes ..............         323        (1,325)           (784)            394          (1,392)
Provision for income taxes ..............         209          (468)           (502)            244            (517)
                                            ---------     ---------       ---------       ---------       ---------
Net income ..............................   $     114     $    (857)      $    (282)      $     150       $    (875)
                                            =========     =========       =========       =========       =========

Basic and diluted net income ............   $     .00                                                     $    (.03)
  per share .............................                                                                 =========
Basis weighted average shares ...........      26,567                                                        26,567
  outstanding ...........................   =========                                                     =========
Diluted weighted average
  shares outstanding ....................      26,811
                                            =========
--------------

NOTES:

(1)  Excludes impact of $1.3 million per annum consulting agreement and impact of the return on investment of the remaining capital for the ongoing business.

(2)  The Company estimates that the selling, general and administrative expense level for the ongoing business will be approximately $1.2 million per annum.

(3)  Excludes allocation of corporate (Calton, Inc.) overhead.

(4)  Includes $571,000 of pretax interest income on a tax refund related to prior years and $525,000 of pre-tax income from the collection of a note previously reserved.

THE PRO FORMA FINANCIAL INFORMATION SET FORTH ABOVE WAS PREPARED IN ACCORDANCE WITH THE APPLICABLE RULES AND
REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT INTENDED TO REFLECT A PROJECTION OF FUTURE RESULTS
SUBSEQUENT TO THE CLOSING OF THE SALE TRANSACTION.




                                                   CALTON, INC.

                                     UNAUDITED PROFORMA CONDENSED CONSOLIDATED
                                              STATEMENT OF OPERATIONS

                                    FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                          Impact of       Impact of      Impact of
                                           Historical        Sale        Florida Sale     Chicago       Pro forma
                                           (unaudited)    Transaction    Transaction      Winddown      Results (1)
                                           -----------    -----------    -----------     ----------     -----------
Revenues ...............................    $ 122,435      $ (75,023)     $ (37,829)      $  (8,291)      $   1,292
                                            ---------      ---------      ---------       ---------       ---------

Costs and Expenses
  Cost of revenues .....................      105,645        (64,919)       (32,472)         (7,545)            709
  Selling, general & administrative ....       14,953         (7,231)(3)     (4,646)(3)        (564)(3)       2,512(2)
  Impairment of assets .................         --             --             --              --              --
                                            ---------      ---------      ---------       ---------       ---------
                                              120,598        (72,150)       (37,118)         (8,109)          3,221
                                            ---------      ---------      ---------       ---------       ---------

Income  from operations ................        1,837         (2,873)          (711)           (182)         (1,929)

Other charges (credits)
  Interest expense, net ................        1,266           (116)          (193)           (549)            408
  Other income .........................         (460)          --             --              --              (460)(4)
                                            ---------      ---------      ---------       ---------       ---------

Income before income taxes .............        1,031         (2,757)          (518)            367          (1,877)
Provision for income taxes .............          578         (1,678)          (290)            146          (1,244)
                                            ---------      ---------      ---------       ---------       ---------
Net income .............................    $     453      $  (1,079)     $    (228)      $     221       $    (633)
                                            =========      =========      =========       =========       =========

Basic and diluted net ..................    $     .02                                                     $    (.02)
  income  per share ....................    =========                                                     =========
Basis and diluted weighted
  average shares outstanding ...........       26,501                                                        26,501
                                            =========                                                     =========
--------------

NOTES:

(1)  Excludes impact of $1.3 million per annum consulting agreement and impact of the return on investment of the remaining capital for the ongoing business.

(2)  The Company estimates that the selling, general and administrative expense level for the ongoing business will be approximately $1.2 million per annum.

(3)  Excludes allocation of corporate (Calton, Inc.) overhead.

(4)  The collection of a note previously reserved.

THE PRO FORMA FINANCIAL INFORMATION SET FORTH ABOVE WAS PREPARED IN ACCORDANCE WITH THE APPLICABLE RULES AND
REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT INTENDED TO REFLECT A PROJECTION OF FUTURE RESULTS
SUBSEQUENT TO THE CLOSING OF THE SALE TRANSACTION.


                                                    CALTON, INC.

                                     UNAUDITED PROFORMA CONDENSED CONSOLIDATED
                                              STATEMENT OF OPERATIONS

                                    FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                         Impact of
                                                                                          Chicago,
                                                          Impact of       Impact of     California and
                                           Historical        Sale        Florida Sale    Pennsylvania    Pro forma
                                           (unaudited)    Transaction    Transaction       Winddown      Results (1)
                                           -----------    -----------    -----------     ------------    -----------
Revenues ................................   $ 180,843      $(136,370)     $ (22,632)      $ (12,680)      $   9,161
                                            ---------      ---------      ---------       ---------       ---------
Costs and Expenses
  Cost of revenues ......................     159,690       (121,643)       (19,300)        (11,451)          7,296
  Selling, general & administrative .....      18,845        (10,325)(3)     (3,518)(3)      (1,603)(3)       3,399(2)
  Impairment of assets ..................       1,593           (548)          (889)           --               156
  Restructuring charges .................       1,940           --             --            (1,100)            840
                                            ---------      ---------      ---------       ---------       ---------
                                              182,068       (132,516)       (23,707)        (14,154)         11,691
                                            ---------      ---------      ---------       ---------       ---------

Income (loss) from operations ...........      (1,225)        (3,854)         1,075           1,474          (2,530)

Other charges (credits)
  Interest expense, net .................       1,847           (318)          (227)           (558)            744
  Other income ..........................        (765)          --             --              --              (765)(4)
                                            ---------      ---------      ---------       ---------       ---------

Income (loss) before income taxes .......      (2,307)        (3,536)         1,302           2,032          (2,509)
Provision for income taxes ..............         831         (2,301)           560            (237)         (1,147)
                                            ---------      ---------      ---------       ---------       ---------
Net income (loss) .......................   $  (3,138)     $  (1,235)     $     742       $   2,269       $  (1,362)
                                            =========      =========      =========       =========       =========
Basic and diluted net income
  (loss) per share ......................   $    (.12)                                                    $    (.05)
                                            =========                                                     =========
Basis and diluted weighted
  average Shares outstanding ............      26,210                                                        26,210
                                            =========                                                     =========
--------------

NOTES:

(1)  Excludes impact of $1.3 million per annum consulting agreement and impact of the return on investment of the remaining capital for the ongoing business.

(2)  The Company estimates that the selling, general and administrative expense level for the ongoing business will be approximately $1.2 million per annum.

(3)  Excludes allocation of corporate (Calton, Inc.) overhead.

(4)  The collection of a note previously reserved.

THE PRO FORMA FINANCIAL INFORMATION SET FORTH ABOVE WAS PREPARED IN ACCORDANCE WITH THE APPLICABLE RULES AND
REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT INTENDED TO REFLECT A PROJECTION OF FUTURE RESULTS
SUBSEQUENT TO THE CLOSING OF THE SALE TRANSACTION.

                                                         9

      (B) EXHIBITS

      Exhibit 2. Amended and Restated Stock Purchase Agreement effective September 2, 1998 among Calton, Inc., Calton Homes, Inc. and Centex Real Estate Corp. (incorporated by reference to Annex I of the Registrant's Proxy Statement for Special Meeting of Shareholders filed with the Securities and Exchange Commission on December 4, 1998).

      Exhibit 2.1. Amendment No. 1 to Amended and Restated Stock Purchase Agreement dated as of December 28, 1998 among Calton, Inc., Calton Homes, Inc. and Braewood Development Corp. (assignee of Centex Real Estate Corp.).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CALTON, INC.
                                          (Registrant)


                                          By: /s/
                                              ----------------------------------
                                              David J. Coppola, Vice President


Dated: January 5, 1999